UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 22, 2003


                             TUPPERWARE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                   1-11657                   36-4062333
---------------              ----------               --------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)

P.O. Box 2353, Orlando Florida                                    32802
---------------------------------------                        ---------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (407) 826-5050


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Item 7 (c).          Exhibits

Exhibit 99.1 Press Release of Tupperware Corporation, dated October 22, 2003, reporting Tupperware Corporation's financial results for the third quarter of 2003.

Item 12.          Results of Operations and Financial Condition

This information set forth under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 22, 2003, Tupperware Corporation issued an earnings release announcing its financial results for the third quarter ended September 27, 2003. A copy of the earnings release is attached as Exhibit 99.1.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Orlando, Florida                                TUPPERWARE CORPORATION
October 22, 2003                                     (Registrant)

                                      By: /s/Thomas M. Roehlk
                                          -----------------------------
                                          Thomas M. Roehlk
                                          Senior Vice President, General Counsel
                                          and Secretary












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                                  Exhibit Index

Exhibit No.     Description
----------      -----------

99.1 Press Release of Tupperware Corporation, dated October 22, 2003, reporting Tupperware Corporation's financial results for the third quarter of 2003.